Form 10-K, Exhibit 13
period 1998-12-31
CLASSNOTES INC; TRANSWORLD INSURANCE CO
filed 1999-03-31
CIK 1029550, 932095

EXHIBIT 13
                             SERVICER'S CERTIFICATE


                          TRANS-WORLD INSURANCE COMPANY
                            CLASSNOTES TRUST 1997 - I


                         TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                               "UNION, NJ 07083"

                           CLASSNOTES TRUST 1997 - 1

                CLASS A-1 Year End Statement for Series 1997 - 1
                                    12/31/98



(i) Amount of Principal being paid or distributed in respect of the Notes

           CLASS A-1 NOTES                                         1,600,000.00
           Per $50,000 original principal amount of the Notes      1,040.312094


(ii) Amount of Interest being paid or distributed in respect of the Notes

           CLASS A-1 NOTES                                         4,329,656.60
           Per $50,000 original principal amount of the Notes      2,815.121326


(iii) (A) Amount of Noteholders' Auction Rate Interest
      Carryover being paid or distributed in respect of the Notes

      CLASS A-1 NOTES                                                      0.00
      Per $50,000 original principal amount of the Notes               0.000000

      (B) Remaining Amount of Noteholders' Auction Rate Interest
      Carryover to be paid or distributed in respect of the Notes

      CLASS A-1 NOTES                                                      0.00
      Per $50,000 original principal amount of the Notes               0.000000


(iv)  Pool Balance at end of preceding Collection Period         852,965,980.12


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

      CLASS A-1 NOTES                                             76,900,000.00


(vi)  Applicable Interest Rate:
      (a)   In general:
            1.  Auction Rate for the prior Interest Period:

                CLASS A-1 NOTES
                          PERIOD 1                                    5.300000%
                          PERIOD 2                                    5.050000%
                          PERIOD 3                                    5.100000%
                          CURRENT RATE       (Based on Auction)       5.300000%

            2.  NET LOAN RATE
                          PERIOD 1                                    6.540400%
                          PERIOD 2                                    6.270000%
                          PERIOD 3                                    6.230000%


(vii)   (a) Service Fee for related Collection Period                336,855.05
            Per $50,000 original principal amount of the Notes       219.021489

        (b) Service Fee Carryover for related Collection Period
            1.  Distributed                                                0.00
                Per $50,000 original principal amount of the Notes     0.000000

            2.  Remaining Balance                                          0.00
                Per $50,000 original principal amount of the Notes     0.000000


(viii) Amount of Fees for related Collection Period:

            1.  Administration Fee                                    11,612.50
                Per $50,000 original principal amount of the Notes     7.5503909

            2.  Auction Agent Fee                                    190,910.28
                Per $50,000 original principal amount of the Notes   124.128921

            3.  Indenture Trustee Fee                                 11,000.00
                Per $50,000 original principal amount of the Notes     7.152146

            4.  Eligible Lender Trustee Fee                            2,685.03
                Per $50,000 original principal amount of the Notes     1.745793

            5.  Surety Provider Fee                                   62,801.29
                Per $50,000 original principal amount of the Notes    40.833088

(ix)    Amount of payments to the Surety Provider in
        reimbursement of prior draws under any Note
        Surety Bond or the Certificate Surety Bond                         0.00

(x)     Aggregate amount of Realized losses for the
        related Collection period                                          0.00

(xi)    Aggregate amount received with respect to Financed
        Student Loans for which Realized Losses were
        allocated previously                                               0.00

(xii)   (a) Amount of the distribution attributable to amounts
            in the Reserve Account                                         0.00

        (b) Amount of any other withdrawals from the Reserve
            Account for such Distribution Date                             0.00

        (c) Amount in the Reserve Account                                  0.00


(xiii)  Amount of any draw required to be made under a Note Surety bond
        (together with any other information required to make such draw)   0.00

(xiv)   (a) Portion (if any) of the distribution attributable to
           amounts on deposit in the Pre-Funding Account                   0.00

        (b) Amount in the Pre-Funding Account                            244.03

(xv)    Aggregate amount, if any, paid by the Eligible Lender
        Trustee for Additional Financed Student Loans during
        the preceding collection period                                    0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

        (a)  CLASS A-1 NOTES                                               0.00
        (b)  CLASS A-1 NOTES (Only if Class____ Notes
             have been paid in full)                                       0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans
        during the preceding collection period                             0.00

(xviii) As of the end of the preceding Collection Period:

        (a)   Number of Financed Student Loans that are 30
              to 60 days Delinquent                               16,857,699.97

        (b)   Number of Financed Student Loans that are
              61 to 90 days Delinquent                             5,019,187.65

        (c)   Number of Financed Student Loans that are
              91 to 180 days Delinquent                            7,353,033.85

        (d)   Number of Financed Student Loans that are more
              than 181 days Delinquent                             1,794,024.07

        (e)   Number of Financed Student Loans for which
              claims have been filed with the appropriate
              Guarantor and which are awaiting payment             2,162,309.60

(xix)   Parity Percentage          Numerator       905,094,012.16
        as of   12/31/98           Denominator     912,680,252.29        99.17%

(xx)    Excess of amounts deposited into the Collection
        Account with respect to the sale by the Trust of
        Serial Loans over the aggregate Purchase amount
        of such loans (such excess to be distributed to
        Student Holdings)                                                  0.00

(xxi)   Amount of Additional Principal Payments, if any, made on
        such Distribution Date                                             0.00



The Money Store, Inc.



By:  /s/ JAMES RANSOM
     -----------------------
     James Ransom
     Chief Accouting Officer

                         TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                UNION, NJ 07083

                           CLASSNOTES TRUST 1997 - 1

                CLASS A-2 Year End Statement for Series 1997 - 1
                                    12/31/98

(i) Amount of Principal being paid or distributed in respect of the Notes

          CLASS A-2 NOTES                                                  0.00
          Per $50,000 original principal amount of the Notes           0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

          CLASS A-2 NOTES                                          5,288,434.66
          Per $50,000 original principal amount of the Notes       2,843.244441


(iii) (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

          CLASS A-2 NOTES                                                  0.00
          Per $50,000 original principal amount of the Notes           0.000000

      (B) Remaining Amount of Noteholders' Auction Rate Interest
      Carryover to be paid or distributed in respect of the Notes

          CLASS A-2 NOTES                                                  0.00
          Per $50,000 original principal amount of the Notes           0.000000


(iv)   Pool Balance at end of preceding Collection Period        852,965,980.12


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

          CLASS A-2 NOTES                                         93,000,000.00


(vi)   Applicable Interest Rate:
          (a)   In general:
                1.   Auction Rate for the prior Interest Period:

                     CLASS A-2 NOTES
                             PERIOD 1                                 5.600000%
                             PERIOD 2                                 5.430000%
                             PERIOD 3                                 5.500000%
                     CURRENT RATE            (Based on Auction)       5.280000%


                2.   NET LOAN RATE
                             PERIOD 1                                 6.540400%
                             PERIOD 2                                 6.270000%
                             PERIOD 3                                 6.230000%


(vii)    (a)  Service Fee for related Collection Period              404,491.68
              Per $50,000 original principal amount of the Notes     217.468645

         (b)  Service Fee Carryover for related Collection Period
              1.  Distributed                                              0.00
                  Per $50,000 original principal amount of the Notes   0.000000

              2.  Remaining Balance                                        0.00
                  Per $50,000 original principal amount of the Notes   0.000000


(viii) Amount of Fees for related Collection Period:

              1.  Administration Fee                                  13,950.00
                  Per $50,000 original principal amount of the Notes   7.500000

              2.  Auction Agent Fee                                  230,807.91
                  Per $50,000 original principal amount of the Notes 124.090274

              3.  Indenture Trustee Fee                                    0.00
                  Per $50,000 original principal amount of the Notes   0.000000

              4.  Eligible Lender Trustee Fee                          3,199.58
                  Per $50,000 original principal amount of the Notes   1.720204

              5.  Surety Provider Fee                                 75,433.36
                  Per $50,000 original principal amount of the Notes  40.555570


(ix)    Amount of payments to the Surety Provider in
        reimbursement of prior draws under any Note
        Surety Bond or the Certificate Surety Bond                         0.00

(x)     Aggregate amount of Realized losses for the
        related Collection period                                          0.00

(xi)    Aggregate amount received with respect to Financed
        Student Loans for which Realized Losses were
        allocated previously                                               0.00

(xii)   (a) Amount of the distribution attributable to amounts
            in the Reserve Account                                         0.00

        (b) Amount of any other withdrawals from the Reserve
            Account for such Distribution Date                             0.00

        (c) Amount in the Reserve Account                                  0.00


(xiii)  Amount of any draw required to be made under a Note Surety bond
        (together with any other information required to make such draw)   0.00

(xiv)   (a)  Portion (if any) of the distribution attributable to
             amounts on deposit in the Pre-Funding Account                 0.00

        (b)  Amount in the Pre-Funding Account                           244.03

(xv)    Aggregate amount, if any, paid by the Eligible Lender
        Trustee for Additional Financed Student Loans during
        the preceding collection period                                    0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

        (a)     CLASS A-1 NOTES                                            0.00
        (b)     CLASS A-1 NOTES (Only if Class____ Notes
                have been paid in full)                                    0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
        the preceding collection period                                    0.00

(xviii) As of the end of the preceding Collection Period:

         (a)   Number of Financed Student Loans that are
               30 to 60 days Delinquent                           16,857,699.97

         (b)   Number of Financed Student Loans that are
               61 to 90 days Delinquent                            5,019,187.65

         (c)   Number of Financed Student Loans that are
               91 to 180 days Delinquent                           7,353,033.85

         (d)   Number of Financed Student Loans that are
               more than 181 days Delinquent                       1,794,024.07

         (e)   Number of Financed Student Loans for which claims
               have been filed with the appropriate Guarantor and
               which are awaiting payment                          2,162,309.60

(xix)  Parity Percentage        Numerator       905,094,012.16
       as of 12/31/98           Denominator     912,680,252.29           99.17%

(xx)   Excess of amounts deposited into the Collection
       Account with respect to the sale by the Trust of
       Serial Loans over the aggregate Purchase amount
       of such loans (such excess to be distributed to
       Student Holdings)                                                   0.00

(xxi)  Amount of Additional Principal Payments, if any, made on
       such Distribution Date                                              0.00



The Money Store, Inc.



By: /s/ JAMES RANSOM
    -------------------------
    James Ransom
    Chief Accounting Officer

                         TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                UNION, NJ 07083

                           CLASSNOTES TRUST 1997 - 1

          CLASS A-3       Year End Statement for Series 1997 - 1
                                    12/31/98



(i) Amount of Principal being paid or distributed in respect of the Notes

                CLASS A-3 NOTES                                            0.00
                Per $50,000 original principal amount of
                the Notes                                              0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                CLASS A-3 NOTES                                    5,402,731.82
                Per $50,000 original principal amount of
                the Notes                                          2,843.543063


(iii)  (A) Amount of Noteholders' Auction Rate Interest
           Carryover being paid or distributed in respect of the Notes

                CLASS A-3 NOTES                                            0.00
                Per $50,000 original principal amount of
                the Notes                                              0.000000

       (B) Remaining Amount of Noteholders' Auction Rate
           Interest Carryover to be paid or distributed in respect of the Notes

                CLASS A-3 NOTES                                            0.00
                Per $50,000 original principal amount of
                the Notes                                              0.000000


(iv)    Pool Balance at end of preceding Collection Period       852,965,980.12


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                CLASS A-3 NOTES                                   95,000,000.00


(vi)    Applicable Interest Rate:
                (a)   In general:
                    1.   Auction Rate for the prior Interest Period:

                                CLASS A-3 NOTES
                                        PERIOD 1                      5.620000%
                                        PERIOD 2                      5.620000%
                                        PERIOD 3                      5.500000%
                                CURRENT RATE (Based on Auction)       5.425000%


                    2.      NET LOAN RATE
                                        PERIOD 1                      6.540400%
                                        PERIOD 2                      6.270000%
                                        PERIOD 3                      6.230000%


(vii)   (a)     Service Fee for related Collection Period            413,190.42

                Per $50,000 original principal amount of the
                 Notes                                               217.468642

        (b)     Service Fee Carryover for related Collection Period
                   1.   Distributed                                        0.00
                        Per $50,000 original principal amount of
                        the Notes                                      0.000000

                   2.   Remaining Balance                                  0.00
                        Per $50,000 original principal amount of
                        the Notes                                      0.000000


(viii) Amount of Fees for related Collection Period:

         1.  Administration Fee                                       14,250.00
                       Per $50,000 original principal amount
                       of the Notes                                    7.500000

         2.  Auction Agent Fee                                       235,771.54
             Per $50,000 original principal amount of
             the Notes                                               124.090284

         3.  Indenture Trustee Fee                                         0.00
             Per $50,000 original principal amount of
              the Notes                                                0.000000

         4.  Eligible Lender Trustee Fee                               3,268.40
             Per $50,000 original principal amount of
             the Notes                                                 1.720211

         5.  Surety Provider Fee                                      77,055.51
             Per $50,000 original principal amount of
             the Notes                                                40.555532


(ix)    Amount of payments to the Surety Provider in
        reimbursement of prior draws under any Note
        Surety Bond or the Certificate Surety Bond                         0.00

(x)     Aggregate amount of Realized losses for the
        related Collection period                                          0.00

(xi)    Aggregate amount received with respect to Financed
        Student Loans for which Realized Losses were
        allocated previously                                               0.00

(xii)   (a)   Amount of the distribution attributable to
              amounts in the Reserve Account                               0.00

        (b)   Amount of any other withdrawals from the
              Reserve Account for such Distribution Date                   0.00

        (c)   Amount in the Reserve Account                                0.00


(xiii)  Amount of any draw required to be made under a Note
        Surety bond (together with any other information required
        to make such draw)                                                 0.00

(xiv)   (a)   Portion (if any) of the distribution attributable
              to amounts on deposit in the Pre-Funding Account             0.00

        (b)   Amount in the Pre-Funding Account                           44.03

(xv)    Aggregate amount, if any, paid by the Eligible Lender
        Trustee for Additional Financed Student Loans during the
        preceding collection period                                        0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

              (a)    CLASS A-1 NOTES                                       0.00
              (b)    CLASS A-1 NOTES (Only if Class____ Notes
                     have been paid in full)                               0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans
        during the preceding collection period                             0.00

(xviii) As of the end of the preceding Collection Period:

             (a)   Number of Financed Student Loans that are
                   30 to 60 days Delinquent                       16,857,699.97

             (b)   Number of Financed Student Loans that are
                   61 to 90 days Delinquent                        5,019,187.65

             (c)   Number of Financed Student Loans that are
                   91 to 180 days Delinquent                       7,353,033.85

             (d)   Number of Financed Student Loans that are
                   more than 181 days Delinquent                   1,794,024.07

             (e)  Number of Financed Student Loans for which
                  claims have been filed with the appropriate
                  Guarantor and which are awaiting payment         2,162,309.60

(xix)   Parity Percentage       Numerator     905,094,012.16
                                Denominator   912,680,252.29             99.17%

(xx)    Excess of amounts deposited into the Collection
        Account with respect to the sale by the Trust of
        Serial Loans over the aggregate Purchase amount
        of such loans (such excess to be distributed to
        Student Holdings)                                                  0.00

(xxi)   Amount of Additional Principal Payments, if any,
        made on such Distribution Date                                     0.00



The Money Store, Inc.



By:  /s/ JAMES RANSOM
     --------------------------
     James Ransom
     Chief Accounting Officer

                         TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                UNION, NJ 07083

                           CLASSNOTES TRUST 1997 - 1

          CERTIFICATE 1    Year End Statement for Series 1997 - 1
                                    12/31/98


(i)     Amount of Principal being paid or distributed in
        respect of the Certificates                                        0.00

                Per $50,000 original principal amount of the
                Certificates                                           0.000000


(ii)    Amount of Interest being paid or distributed in respect of
        the Certificates                                           1,026,365.00

                Per $50,000 original principal amount of the
                Certificates                                       2,851.013889


(iii)   (A)     Amount of Certificateholders' Auction Rate
                Interest Carryover being paid or distributed
                in respect of the Certificates                             0.00

                       Per $50,000 original principal amount of
                       the Certificates                                0.000000

        (B)     Remaining Amount of Certificateholders' Auction
                Rate Interest Carryover being paid or distributed
                in respect of the Certificates                             0.00

                        Per $50,000 original principal amount of
                        the Certificates                               0.000000


(iv)    Financed Student Loan Pool Balance at end of
        preceding Collection Period                              852,965,980.12

(v)     After giving effect to distributions on this Certificate Distribution
        Date:
        (a)  Outstanding Principal Amount of Class A-1 Notes      76,900,000.00
        (b)  Outstanding Principal Amount of Class A-2 Notes      93,000,000.00
        (c)  Outstanding Principal Amount of Class A-3 Notes      95,000,000.00
        (d)  Outstanding Principal Amount of Class A-4 Notes      87,748,000.00
        (e)  Outstanding Principal Amount of Class A-5 Notes      57,500,000.00
        (f)  Outstanding Principal Amount of Class A-6 Notes      57,500,000.00
        (g)  Outstanding Principal Amount of Class A-7 Notes     100,000,000.00
        (h)  Outstanding Principal Amount of Class A-8 Notes     100,000,000.00
        (i)  Outstanding Principal Amount of Class A-9 Notes     100,000,000.00
        (j)  Outstanding Principal Amount of Class A-10 Notes    110,000,000.00
        (k)  Outstanding Class 1 Certificate Principal Balance    18,000,000.00
        (l)  Outstanding Class 2 Certificate Principal Balance    15,000,000.00


(vi)    Applicable Interest Rate:

                (a)     In general:

                        1.   Auction Rate (A-1) for the prior
                             Interest Period:                           5.3000%
                        2.   The Net Loan Rate:                         6.2300%

                (b)     Certificate Rate:  Auction Rate                 5.4500%

                (c)     Amount of Interest that would have been paid
                        on such Certificate Distribution Date if
                        Interest was calculated instead based on the
                        Net Loan Rate                                      0.00


(vii)   (a)     Service Fee for related Collection Period             78,288.71

                        Per $50,000 original principal amount
                        of the Certificates                          217.468639


        (b)     Service Fee Carryover for related Collection Period
                1.      Distributed                                        0.00

                                Per $50,000 original principal
                                amount of the Certificates             0.000000

                2.      Remaining Balance                                  0.00

                                Per $50,000 original principal
                                amount of the Certificates             0.000000


(viii)  Amount of Transaction Fees for related Collection Period
        (Funded from Expense Account)

                1.      Administration Fee                             2,700.00

                                Per $50,000 original principal
                                amount of the Certificates             7.500000

                2.      Auction Agent Fee                             44,672.50

                                Per $50,000 original principal
                                amount of the Certificates           124.090278

                3.      Indenture Trustee Fee                              0.00

                                Per $50,000 original principal
                                amount of the Certificates             0.000000

                4.      Eligible Lender Trustee Fee                      619.28

                                Per $50,000 original principal amount
                                of the Certificates                    1.720222

                5.      Surety Provider Fee                           14,600.00

                                Per $50,000 original principal
                                amount of the Certificates            40.555556

(ix)    Amount of payments to the Surety Provider in
        reimbursement of prior draws under any Note
        Surety Bond or the Certificate Surety Bond                         0.00


(x)     Aggregate amount of Realized losses for the
        related Collection period                                          0.00


(xi) Aggregate amount received with respect to Financed Student Loans for which Realized were allocated previously 0.00


(xii)   Amount in Reserve Account                                          0.00


(xiii)  Amount of any draw required to be made under the
        Certificate Surety Bond (together with any other
        information required to make such draw)                            0.00


(xiv)   Amount in the Pre-Funding Account                                244.03


(xv)    Parity Percentage    12/31/98                                    99.17%


(xvi)   Excess of amounts deposited into the Collection
        Account with respect to the sale by the Trust of
        Serial Loans over the aggregate Purchase amount
        of such loans (such excess to be distributed to
        Student Holdings)                                                  0.00


The Money Store, Inc.


By:  /s/ JAMES RANSOM
     --------------------------
     James Ransom
     Chief Accounting Officer

OUTSTANDING SHARES:

        NOTE TITLE              # SHARES
        ----------              --------
        Class A-1                   1538
        Class A-2                   1860
        Class A-3                   1900
        Cert 1                       360

NET LOAN RATES:

        PERIOD          RATE:
        ------          ------
        1               6.5404%
        2               6.2700%
        3               6.2300%

OTHER COMMON DATA:
        Pool Balance at end of preceding Period                  852,965,980.12
        Reserve Account Balance (xii)(c)                                   0.00
        Amount in the Pre-Funding Acct (xiv)(b)                          244.03
        Excess of Amounts.... (xx)                                         0.00
        Parity Percentage Date:                                        12/31/98
                Numerator                                        905,094,012.16
                Denominator                                      912,680,252.29
        Delinquent Financed Student Loans (xviii)
                30-60 Days                                        16,857,699.97
                61-90 Days                                         5,019,187.65
                91-180 Days                                        7,353,033.85
                >180 Days                                          1,794,024.07
                Claims have been filed                             2,162,309.60

                         TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                UNION, NJ 07083

                           CLASSNOTES TRUST 1997 - 1

          CLASS A-4       Year End Statement for Series 1997 - 2
                                    12/31/98



(i) Amount of Principal being paid or distributed in respect of the Notes

                CLASS A-4 NOTES                                   62,252,000.00
                Per $50,000 original principal amount of
                the Notes                                         35,471.225071


(ii) Amount of Interest being paid or distributed in respect of the Notes

                CLASS A-4 NOTES                                    7,261,257.51
                Per $50,000 original principal amount of
                the Notes                                          4,137.468667


(iii) (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                CLASS A-4 NOTES                                            0.00
                Per $50,000 original principal amount of the Notes     0.000000

                (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                CLASS A-4 NOTES                                            0.00
                Per $50,000 original principal amount of the Notes     0.000000


(iv)    Pool Balance at end of preceding Collection Period       852,965,980.12


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                CLASS A-4 NOTES                                   87,748,000.00


(vi)    Applicable Interest Rate:
                (a)   In general:
                   1.    Auction Rate for the prior Interest Period:

                                CLASS A-4 NOTES
                                        PERIOD 1                      5.814530%
                                        PERIOD 2                      5.752030%
                                        PERIOD 3                      5.578130%
                                CURRENT RATE (Based on Auction)        .443910%


                        2.      NET LOAN RATE
                                        PERIOD 1                      6.540400%
                                        PERIOD 2                      6.270000%
                                        PERIOD 3                      6.230000%


(vii)   (a)     Service Fee for related Collection Period            515,761.18
                Per $50,000 original principal amount of
                the Notes                                            293.881014

        (b)     Service Fee Carryover for related Collection Period
                 1.   Distributed                                          0.00
                      Per $50,000 original principal amount
                      of the Notes                                     0.000000

                 2.   Remaining Balance                                    0.00
                      Per $50,000 original principal amount of
                      the Notes                                        0.000000


(viii) Amount of Fees for related Collection Period:

       1.   Administration Fee                                        17,920.04
            Per $50,000 original principal amount of the Notes        10.210849

       2.   Auction Agent Fee                                              0.00
            Per $50,000 original principal amount of the Notes         0.000000

       3.   Indenture Trustee Fee                                          0.00
            Per $50,000 original principal amount of the Notes         0.000000

       4.   Eligible Lender Trustee Fee                                3,593.14
            Per $50,000 original principal amount of the Notes         2.047373

       5.   Surety Provider Fee                                       99,335.19
            Per $50,000 original principal amount of the Notes        56.601248


(ix)    Amount of payments to the Surety Provider in
        reimbursement of prior draws under any Note
        Surety Bond or the Certificate Surety Bond                         0.00

(x)     Aggregate amount of Realized losses for the
        related Collection period                                          0.00

(xi)    Aggregate amount received with respect to Financed
        Student Loans for which Realized Losses were
        allocated previously                                               0.00

(xii)   (a)   Amount of the distribution attributable to amounts
              in the Reserve Account                                       0.00

  (b)   Amount of any other withdrawals from the Reserve
              Account for such Distribution Date                           0.00

        (c)   Amount in the Reserve Account                                0.00


(xiii)  Amount of any draw required to be made under a Note
        Surety bond (together with any other information required
        to make such draw)                                                 0.00

(xiv)   (a)   Portion (if any) of the distribution attributable
              to amounts on deposit in the Pre-Funding Account             0.00

        (b)   Amount in the Pre-Funding Account                          244.03

(xv)    Aggregate amount, if any, paid by the Eligible Lender Trustee for Additional Financed Student Loans during the preceding
        collection period                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                (a)     CLASS A-1 NOTES                                    0.00
                (b)     CLASS A-1 NOTES (Only if Class____ Notes
                        have been paid in full)                            0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
        the preceding collection period                                    0.00

(xviii) As of the end of the preceding Collection Period:

                (a)     Number of Financed Student Loans that are
                        30 to 60 days Delinquent                  16,857,699.97

                (b)     Number of Financed Student Loans that are
                        61 to 90 day Delinquent                    5,019,187.65

                (c)     Number of Financed Student Loans that are
                        91 to 180 days Delinquent                  7,353,033.85

                (d)     Number of Financed Student Loans that are
                        more than 181 days Delinquent              1,794,024.07

                (e)     Number of Financed Student Loans for which
                        claims have been filed with the appropriate
                        Guarantor and which are awaiting payment   2,162,309.60

(xix)   Parity Percentage        Numerator       905,094,012.16
        as of   12/31/98         Denominator     912,680,252.29          99.17%

(xx)    Excess of amounts deposited into the Collection
        Account with respect to the sale by the Trust of
        Serial Loans over the aggregate Purchase amount
        of such loans (such excess to be distributed to
        Student Holdings)                                                  0.00

(xxi)   Amount of Additional Principal Payments, if any, made on
        such Distribution Date                                             0.00



The Money Store, Inc.



By:  /s/ JAMES RANSOM
     ------------------------------
     James Ransom
     Chief Accounting Officer

                         TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                UNION, NJ 07083

                           CLASSNOTES TRUST 1997 - 1

          CLASS A-5       Year End Statement for Series 1997 - 2
                                    12/31/98



(i) Amount of Principal being paid or distributed in respect of the Notes

                CLASS A-5 NOTES                                            0.00
                Per $50,000 original principal amount of the Notes     0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                CLASS A-5 NOTES                                    3,193,837.50
                Per $50,000 original principal amount of the
                Notes                                              2,777.250000


(iii)  (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                CLASS A-5 NOTES                                            0.00
                Per $50,000 original principal amount of the
                Notes                                                  0.000000

       (B) Remaining Amount of Noteholders' Auction Rate Interest
           Carryover to be paid or distributed in respect of the Notes

                CLASS A-5 NOTES                                            0.00
                Per $50,000 original principal amount of the
                Notes                                                  0.000000


(iv)    Pool Balance at end of preceding Collection Period       852,965,980.12


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                CLASS A-5 NOTES                                   57,500,000.00


(vi)    Applicable Interest Rate:
                (a)   In general:
                   1.   Auction Rate for the prior Interest Period:

                                CLASS A-5 NOTES
                                        PERIOD 1                      5.600000%
                                        PERIOD 2                      5.620000%
                                        PERIOD 3                      5.370000%
                                CURRENT RATE (Based on Auction)       5.390000%


                   2.   NET LOAN RATE
                                        PERIOD 1                      6.540400%
                                        PERIOD 2                      6.270000%
                                        PERIOD 3                      6.230000%


(vii)   (a)     Service Fee for related Collection Period            228,070.04
                Per $50,000 original principal amount of
                the Notes                                            198.321774

        (b)     Service Fee Carryover for related Collection Period
                  1.    Distributed                                        0.00
                        Per $50,000 original principal amount of
                        the Notes                                      0.000000

                  2.    Remaining Balance                                  0.00
                        Per $50,000 original principal amount of
                        the Notes                                      0.000000


(viii) Amount of Fees for related Collection Period:

        1.      Administration Fee                                     7,906.25
                Per $50,000 original principal amount of the Notes     6.875000

        2.      Auction Agent Fee                                    297,519.42
                Per $50,000 original principal amount of the Notes   258.712539

        3.      Indenture Trustee Fee                                      0.00
                Per $50,000 original principal amount of the Notes     0.000000

        4.      Eligible Lender Trustee Fee                            1,561.59
                Per $50,000 original principal amount of the Notes     1.357904

        5.      Surety Provider Fee                                   43,699.98
                Per $50,000 original principal amount of the Notes    37.999983


(ix)    Amount of payments to the Surety Provider in
        reimbursement of prior draws under any Note
        Surety Bond or the Certificate Surety Bond                         0.00

(x)     Aggregate amount of Realized losses for the
        related Collection period                                          0.00

(xi)    Aggregate amount received with respect to Financed
        Student Loans for which Realized Losses were
        allocated previously                                               0.00

(xii)   (a)     Amount of the distribution attributable to amounts
                in the Reserve Account                                     0.00

        (b)     Amount of any other withdrawals from the Reserve
                Account for such Distribution Date                         0.00

        (c)     Amount in the Reserve Account                              0.00


(xiii)  Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
        such draw)                                                         0.00

(xiv)   (a)     Portion (if any) of the distribution attributable to
                amounts on deposit in the Pre-Funding Account              0.00

        (b)     Amount in the Pre-Funding Account                        244.03

(xv)    Aggregate amount, if any, paid by the Eligible Lender Trustee for Additional Financed Student Loans during the preceding
        collection period                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                (a)     CLASS A-1 NOTES                                    0.00
                (b)     CLASS A-1 NOTES (Only if Class____ Notes
                        have been paid in full)                            0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans
        during the preceding collection period                             0.00

(xviii) As of the end of the preceding Collection Period:

           (a)     Number of Financed Student Loans that are
                   30 to 60 days   Delinquent                     16,857,699.97

           (b)     Number of Financed Student Loans that are
                   61 to 90 days Delinquent                        5,019,187.65

           (c)     Number of Financed Student Loans that are
                   91 to 180 days  Delinquent                      7,353,033.85

           (d)     Number of Financed Student Loans that are
                   more than 181   days Delinquent                 1,794,024.07

           (e)     Number of Financed Student Loans for which
                   claims have been filed with the appropriate
                   Guarantor and which are awaiting payment        2,162,309.60

(xix)   Parity Percentage         Numerator    905,094,012.16
        as of 12/31/98            Denominator  912,680,252.29            99.17%

(xx)    Excess of amounts deposited into the Collection
        Account with respect to the sale by the Trust of
        Serial Loans over the aggregate Purchase amount
        of such loans (such excess to be distributed to
        Student Holdings)                                                  0.00

(xxi)   Amount of Additional Principal Payments, if any, made on
        such Distribution Date                                             0.00



The Money Store, Inc.



By:  /s/ JAMES RANSOM
     ------------------------------
     James Ransom
     Chief Accounting Officer

                         TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                UNION, NJ 07083

                           CLASSNOTES TRUST 1997 - 1

          CLASS A-6       Year End Statement for Series 1997 - 2
                                    12/31/98



(i) Amount of Principal being paid or distributed in respect of the Notes

                CLASS A-6 NOTES                                            0.00
                Per $50,000 original principal amount of the Notes     0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                CLASS A-6 NOTES                                    3,254,883.32
                Per $50,000 original principal amount of
                the Notes                                          2,830.333322


(iii)           (A) Amount of Noteholders' Auction Rate Interest
                    Carryover being paid or distributed in respect of the Notes

                    CLASS A-6 NOTES                                        0.00
                    Per $50,000 original principal amount of the
                    Notes                                              0.000000

                (B) Remaining Amount of Noteholders' Auction Rate
                    Interest Carryover to be paid or distributed in respect of the Notes

                    CLASS A-6 NOTES                                        0.00
                    Per $50,000 original principal amount of
                    the Notes                                          0.000000


(iv)    Pool Balance at end of preceding Collection Period       852,965,980.12


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                CLASS A-6 NOTES                                   57,500,000.00

(vi)  Applicable Interest Rate:
      (a)   In general:
            1.      Auction Rate for the prior Interest Period:

                    CLASS A-6 NOTES
                    PERIOD 1                                          5.600000%
                    PERIOD 2                                          5.400000%
                    PERIOD 3                                          5.450000%
                    CURRENT RATE (Based on Auction)                   5.300000%

            2.      NET LOAN RATE
                    PERIOD 1                                          6.540400%
                    PERIOD 2                                          6.270000%
                    PERIOD 3                                          6.230000%

(vii) (a)   Service Fee for related Collection Period                228,070.04

            Per $50,000 original principal amount of the Notes       198.321774

      (b)   Service Fee Carryover for related Collection Period
            1.      Distributed                                            0.00
                    Per $50,000 original principal amount of
                       the Notes                                       0.000000

            2.      Remaining Balance                                      0.00
                    Per $50,000 original principal amount of
                       the Notes                                       0.000000

(viii) Amount of Fees for related Collection Period:

            1.      Administration Fee                                 7,546.88
                    Per $50,000 original principal amount of
                      the Notes                                        6.562504

            2.      Auction Agent Fee                                      0.00
                    Per $50,000 original principal amount of
                      the Notes                                        0.000000

            3.      Indenture Trustee Fee                             20,150.00
                    Per $50,000 original principal amount of
                      the Notes                                       17.521739

            4.      Eligible Lender Trustee Fee                        1,561.59
                    Per $50,000 original principal amount of
                      the Notes                                        1.357904

            5.      Surety Provider Fee                               43,699.98
                    Per $50,000 original principal amount of
                      the Notes                                       37.999983

(ix)    Amount of payments to the Surety Provider in
        reimbursement of prior draws under any Note
        Surety Bond or the Certificate Surety Bond                         0.00

(x)     Aggregate amount of Realized losses for the
        related Collection period                                          0.00

(xi)    Aggregate amount received with respect to Financed
        Student Loans for which Realized Losses were
        allocated previously                                               0.00

(xii)   (a)     Amount of the distribution attributable to amounts
                in the Reserve Account                                     0.00

        (b)     Amount of any other withdrawals from the Reserve
                Account for such Distribution Date                         0.00

        (c)     Amount in the Reserve Account                              0.00


(xiii)  Amount of any draw required to be made under a Note Surety bond
        (together with any other information required to make such draw)   0.00

(xiv)   (a)     Portion (if any) of the distribution attributable
                to amounts on deposit in the Pre-Funding Account           0.00

        (b)     Amount in the Pre-Funding Account                        244.03

(xv)    Aggregate amount, if any, paid by the Eligible Lender
        Trustee for Additional Financed Student Loans during
        the preceding collection period                                    0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

        (a)     CLASS A-1 NOTES                                            0.00
        (b)     CLASS A-1 NOTES (Only if Class____ Notes
                have been paid in full)                                    0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans
         during the preceding collection period                            0.00

(xviii) As of the end of the preceding Collection Period:

        (a)     Number of Financed Student Loans that are 30 to
                60 days Delinquent                                16,857,699.97

        (b)     Number of Financed Student Loans that are 61 to
                90 days Delinquent                                 5,019,187.65

        (c)     Number of Financed Student Loans that are 91 to
                180 days Delinquent                                7,353,033.85

        (d)     Number of Financed Student Loans that are
                more than 181 days Delinquent                      1,794,024.07

        (e)     Number of Financed Student Loans for which
                claims have been filed with the appropriate
                Guarantor and which are awaiting payment           2,162,309.60

(xix)   Parity Percentage       Numerator   905,094,012.16
        as of   12/31/98        Denominator 912,680,252.29               99.17%

(xx)    Excess of amounts deposited into the Collection
        Account with respect to the sale by the Trust of
        Serial Loans over the aggregate Purchase amount
        of such loans (such excess to be distributed to
        Student Holdings)                                                  0.00

(xxi)   Amount of Additional Principal Payments, if any, made on
        such Distribution Date                                             0.00



The Money Store, Inc.



By:  /s/ JAMES RANSOM
     ------------------------------
     James Ransom
     Chief Accounting Officer

                         TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                UNION, NJ 07083

                           CLASSNOTES TRUST 1997 - 1

              CERTIFICATE 2 Year End Statement for Series 1997 - 2
                            12/31/98


(i)     Amount of Principal being paid or distributed in
        respect of the Certificates                                        0.00

        Per $50,000 original principal amount of the Certificates      0.000000

(ii)    Amount of Interest being paid or distributed in respect of
        the Certificates                                           5,781,183.38

        Per $50,000 original principal amount of the
        Certificates                                              19,270.611267


(iii)   (A)   Amount of Certificateholders' Auction Rate
              Interest Carryover being paid or distributed
              in respect of the Certificates                               0.00

              Per $50,000 original principal amount of the
              Certificates                                             0.000000

        (B)   Remaining Amount of Certificateholders' Auction
              Rate Interest Carryover being paid or distributed
              in respect of the Certificates                               0.00

              Per $50,000 original principal amount of the
              Certificates                                             0.000000

(iv)    Financed Student Loan Pool Balance at end of
        preceding Collection Period                              852,965,980.12

(v) After giving effect to distributions on this Certificate Distribution Date:

        (a)   Outstanding Principal Amount of Class A-1 Notes     76,900,000.00
        (b)   Outstanding Principal Amount of Class A-2 Notes     93,000,000.00
        (c)   Outstanding Principal Amount of Class A-3 Notes     95,000,000.00
        (d)   Outstanding Principal Amount of Class A-4 Notes     87,748,000.00
        (e)   Outstanding Principal Amount of Class A-5 Notes     57,500,000.00
        (f)   Outstanding Principal Amount of Class A-6 Notes     57,500,000.00
        (g)   Outstanding Principal Amount of Class A-7 Notes    100,000,000.00
        (h)   Outstanding Principal Amount of Class A-8 Notes    100,000,000.00
        (i)   Outstanding Principal Amount of Class A-9 Notes    100,000,000.00
        (j)   Outstanding Principal Amount of Class A-10 Notes   110,000,000.00
        (k)   Outstanding Class 1 Certificate Principal Balance   18,000,000.00
        (l)   Outstanding Class 2 Certificate Principal Balance   15,000,000.00

(vi)    Applicable Interest Rate:

        (a)   In general:

              1.   Auction Rate (A-1) for the prior Interest Period:    5.3000%
              2.   The Net Loan Rate:                                   6.2300%

        (b)   Certificate Rate:  Auction Rate                           5.4500%

        (c)   Amount of Interest that would have been paid
              on such Certificate Distribution Date if Interest
              was calculated instead based on the Net Loan Rate            0.00


(vii)   (a)   Service Fee for related Collection Period               59,496.54

              Per $50,000 original principal amount of the
              Certificates                                           198.321800


        (b)   Service Fee Carryover for related Collection Period
              1.  Distributed                                              0.00

                  Per $50,000 original principal amount of the
                  Certificates                                         0.000000

              2.  Remaining Balance                                        0.00

                  Per $50,000 original principal amount of the
                  Certificates                                         0.000000

(viii)  Amount of Transaction Fees for related Collection Period
        (Funded from Expense Account)

              1.   Administration Fee                                  2,062.50

                   Per $50,000 original principal amount of
                   the Certificates                                    6.875000

              2.   Auction Agent Fee                                       0.00

                   Per $50,000 original principal amount of the
                   Certificates                                        0.000000

              3.   Indenture Trustee Fee                                   0.00

                   Per $50,000 original principal amount of the
                   Certificates                                        0.000000

              4.   Eligible Lender Trustee Fee                           407.38

                   Per $50,000 original principal amount of the
                   Certificates                                        1.357933

              5.   Surety Provider Fee                                11,399.98

                   Per $50,000 original principal amount of the
                   Certificates                                       37.999933

(ix)    Amount of payments to the Surety Provider in
        reimbursement of prior draws under any Note
        Surety Bond or the Certificate Surety Bond                         0.00

(x)     Aggregate amount of Realized losses for the
        related Collection period                                          0.00

(xi)    Aggregate amount received with respect to Financed
        Student Loans for which Realized were allocated previously         0.00

(xii)   Amount in Reserve Account                                          0.00

(xiii)  Amount of any draw required to be made under the
        Certificate Surety Bond (together with any other
        information required to make such draw)                            0.00

(xiv)   Amount in the Pre-Funding Account                                244.03

(xv)    Parity Percentage   12/31/98                                     99.17%

(xvi)   Excess of amounts deposited into the Collection
        Account with respect to the sale by the Trust of
        Serial Loans over the aggregate Purchase amount
        of such loans (such excess to be distributed to
        Student Holdings)                                                  0.00


The Money Store, Inc.


By:  /s/ JAMES RANSOM
     ------------------------------
     James Ransom
     Chief Accounting Officer

OUTSTANDING SHARES:

        Note Title              # Shares
        --------------------------------
        Class A-4               1755
        Class A-5               1150
        Class A-6               1150
        Cert 2                   300

NET LOAN RATES:

        Period            Rate:
        -----------------------
        1               6.5404%
        2               6.2700%
        3               6.2300%

OTHER COMMON DATA:
        Pool Balance at end of preceding Period                  852,965,980.12
        Reserve Account Balance (xii)(c)                                   0.00
        Amount in the Pre-Funding Acct (xiv)(b)                          244.03
        Excess of Amounts.... (xx)                                         0.00
        Parity Percentage Date:                                        12/31/98
                Numerator                                        905,094,012.16
                Denominator                                      912,680,252.29
        Delinquent Financed Student Loans (xviii)
                30-60 Days                                        16,857,699.97
                61-90 Days                                         5,019,187.65
                91-180 Days                                        7,353,033.85
                >180 Days                                          1,794,024.07
                Claims have been filed                             2,162,309.60

                         TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                UNION, NJ 07083

                           CLASSNOTES TRUST 1997 - 1

                CLASS A-7 Year End Statement for Series 1998 - 1
                          12/31/98


(i) Amount of Principal being paid or distributed in respect of the Notes

        CLASS A-7 NOTES                                                    0.00
        Per $50,000 original principal amount of the Notes             0.000000

(ii) Amount of Interest being paid or distributed in respect of the Notes

        CLASS A-7 NOTES                                            4,354,983.34
        Per $50,000 original principal amount of the Notes         2,177.491670

(iii)   (A) Amount of Noteholders' Auction Rate Interest
            Carryover being paid or distributed in respect of the Notes

            CLASS A-7 NOTES                                                0.00
            Per $50,000 original principal amount of the Notes         0.000000

        (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

            CLASS A-7 NOTES                                                0.00
            Per $50,000 original principal amount of the Notes         0.000000

(iv)    Pool Balance at end of preceding Collection Period       852,965,980.12

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

        CLASS A-7 NOTES                                          100,000,000.00

(vi)    Applicable Interest Rate:
        (a)   In general:
              1.   Auction Rate for the prior Interest Period:

                   CLASS A-7 NOTES
                   PERIOD 1                                           5.630000%
                   PERIOD 2                                           5.410000%
                   PERIOD 3                                           5.450000%
                   CURRENT RATE (Based on Auction)                    5.320000%

              2.   NET LOAN RATE
                   PERIOD 1                                           6.540400%
                   PERIOD 2                                           6.270000%
                   PERIOD 3                                           6.230000%

(vii)   (a)   Service Fee for related Collection Period              316,857.84
              Per $50,000 original principal amount of the Notes     158.428920

        (b)   Service Fee Carryover for related Collection Period
              1.  Distributed                                              0.00
                  Per $50,000 original principal amount of the Notes   0.000000

              2.  Remaining Balance                                        0.00
                  Per $50,000 original principal amount of the Notes   0.000000

(viii) Amount of Fees for related Collection Period:

               1. Administration Fee                                  10,625.00
                  Per $50,000 original principal amount of
                  the Notes                                            5.312500

               2. Auction Agent Fee                                  688,515.29
                  Per $50,000 original principal amount of
                  the Notes                                          344.257645

               3. Indenture Trustee Fee                                    0.00
                  Per $50,000 original principal amount of
                  the Notes                                            0.000000

               4. Eligible Lender Trustee Fee                          1,976.62
                  Per $50,000 original principal amount of
                  the Notes                                            0.988310

               5. Surety Provider Fee                                 57,555.57
                  Per $50,000 original principal amount of
                  the Notes                                           28.777785

(ix)    Amount of payments to the Surety Provider in
        reimbursement of prior draws under any Note
        Surety Bond or the Certificate Surety Bond                         0.00

(x)     Aggregate amount of Realized losses for the
        related Collection period                                          0.00

(xi)    Aggregate amount received with respect to Financed
        Student Loans for which Realized Losses were
        allocated previously                                               0.00

(xii)   (a)  Amount of the distribution attributable to amounts
             in the Reserve Account                                        0.00

        (b)  Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                            0.00

        (c)  Amount in the Reserve Account                                 0.00

(xiii)  Amount of any draw required to be made under a Note
        Surety bond (together with any other information required
        to make such draw)                                                 0.00

(xiv)   (a)  Portion (if any) of the distribution attributable
             to amounts on deposit in the Pre-Funding Account              0.00

        (b)  Amount in the Pre-Funding Account                           244.03

(xv)    Aggregate amount, if any, paid by the Eligible Lender
        Trustee for Additional Financed Student Loans during
        the preceding collection period                                    0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

        (a)  CLASS A-1 NOTES                                               0.00
        (b)  CLASS A-1 NOTES (Only if Class____ Notes
             have been paid in full)                                       0.00

(xvii)  Aggregate amount (if any) paid for Financed Student
        Loans during the preceding collection period                       0.00

(xviii) As of the end of the preceding Collection Period:

        (a)  Number of Financed Student Loans that are 30
             to 60 days Delinquent                                16,857,699.97

        (b)  Number of Financed Student Loans that are 61
             to 90 days Delinquent                                 5,019,187.65

        (c)  Number of Financed Student Loans that are 91
             to 180 days Delinquent                                7,353,033.85

        (d)  Number of Financed Student Loans that are
             more than 181 days Delinquent                         1,794,024.07

        (e)  Number of Financed Student Loans for which
             claims have been filed with the appropriate
             Guarantor and which are awaiting payment              2,162,309.60

(xix)   Parity Percentage     Numerator       905,094,012.16
        as of   12/31/98      Denominator     912,680,252.29             99.17%

(xx)    Excess of amounts deposited into the Collection
        Account with respect to the sale by the Trust of
        Serial Loans over the aggregate Purchase amount
        of such loans (such excess to be distributed to
        Student Holdings)                                                  0.00

(xxi)   Amount of Additional Principal Payments, if any,
        made on such Distribution Date                                     0.00



The Money Store, Inc.



By:  /s/ JAMES RANSOM
     ------------------------------
     James Ransom
     Chief Accounting Officer

                         TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                UNION, NJ 07083

                           CLASSNOTES TRUST 1997 - 1

            CLASS A-8 Year End Statement for Series 1998 - 1 12/31/98


(i) Amount of Principal being paid or distributed in respect of the Notes

        CLASS A-8 NOTES                                                    0.00
        Per $50,000 original principal amount of
        the Notes                                                      0.000000

(ii) Amount of Interest being paid or distributed in respect of the Notes

        CLASS A-8 NOTES                                            4,071,861.12
        Per $50,000 original principal amount of
        the Notes                                                  2,035.930560

(iii)   (A) Amount of Noteholders' Auction Rate Interest
            Carryover being paid or distributed in respect of the Notes

            CLASS A-8 NOTES                                                0.00
            Per $50,000 original principal amount of
            the Notes                                                  0.000000

        (B) Remaining Amount of Noteholders' Auction Rate
            Interest Carryover to be paid or distributed in respect of the Notes

            CLASS A-8 NOTES                                                0.00
            Per $50,000 original principal amount of
            the Notes                                                  0.000000

(iv)    Pool Balance at end of preceding Collection Period       852,965,980.12

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

        CLASS A-8 NOTES                                          100,000,000.00

(vi)    Applicable Interest Rate:
        (a)   In general:
              1.    Auction Rate for the prior Interest Period:
                    CLASS A-8 NOTES
                    PERIOD 1                                          5.620000%
                    PERIOD 2                                          5.500000%
                    PERIOD 3                                          5.500000%
                    CURRENT RATE (Based on Auction)                   5.300000%

              2.    NET LOAN RATE
                    PERIOD 1                                          6.540400%
                    PERIOD 2                                          6.270000%
                    PERIOD 3                                          6.230000%

(vii)   (a)   Service Fee for related Collection Period              316,857.84
              Per $50,000 original principal amount
              of the Notes                                           158.428920

        (b)   Service Fee Carryover for related Collection Period
              1.    Distributed                                            0.00
                    Per $50,000 original principal amount of
                    the Notes                                          0.000000

              2.    Remaining Balance                                      0.00
                    Per $50,000 original principal amount of
                    the Notes                                          0.000000

(viii) Amount of Fees for related Collection Period:

              1.    Administration Fee                                10,625.00
                    Per $50,000 original principal amount
                    of the Notes                                       5.312500

              2.    Auction Agent Fee                                      0.00
                    Per $50,000 original principal amount
                    of the Notes                                       0.000000

              3.    Indenture Trustee Fee                             15,000.00
                    Per $50,000 original principal amount of
                    the Notes                                          7.500000

              4.    Eligible Lender Trustee Fee                        1,976.62
                    Per $50,000 original principal amount of
                    the Notes                                          0.988310

              5.    Surety Provider Fee                               57,555.57
                    Per $50,000 original principal amount of
                    the Notes                                         28.777785

(ix)    Amount of payments to the Surety Provider in
        reimbursement of prior draws under any Note
        Surety Bond or the Certificate Surety Bond                         0.00

(x)     Aggregate amount of Realized losses for the
        related Collection period                                          0.00

(xi)    Aggregate amount received with respect to Financed
        Student Loans for which Realized Losses were
        allocated previously                                               0.00

(xii)   (a)   Amount of the distribution attributable to amounts
              in the Reserve Account                                       0.00

        (b)   Amount of any other withdrawals from the Reserve
              Account for such Distribution Date                           0.00

        (c)   Amount in the Reserve Account                                0.00

(xiii)  Amount of any draw required to be made under a Note
        Surety bond (together with any other information required
        to make such draw)                                                 0.00

(xiv)   (a)   Portion (if any) of the distribution attributable
              to amounts on deposit in the Pre-Funding Account             0.00

        (b)   Amount in the Pre-Funding Account                          244.03

(xv)    Aggregate amount, if any, paid by the Eligible Lender
        Trustee for Additional Financed Student Loans during the
        preceding collection period                                        0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

        (a)   CLASS A-1 NOTES                                              0.00
        (b)   CLASS A-1 NOTES (Only if Class____ Notes
              have been paid in full)                                      0.00

(xvii)  Aggregate amount (if any) paid for Financed Student
        Loans during the preceding collection period                       0.00

(xviii) As of the end of the preceding Collection Period:

        (a)   Number of Financed Student Loans that are 30
              to 60 days Delinquent                               16,857,699.97

        (b)   Number of Financed Student Loans that are 61
              to 90 days Delinquent                                5,019,187.65

        (c)   Number of Financed Student Loans that are 91
              to 180 days Delinquent                               7,353,033.85

        (d)   Number of Financed Student Loans that are
              more than 181 days Delinquent                        1,794,024.07

        (e)   Number of Financed Student Loans for which
              claims have been filed with the appropriate
              Guarantor and which are awaiting payment             2,162,309.60

(xix)   Parity Percentage     Numerator       905,094,012.16
        as of   12/31/98      Denominator     912,680,252.29             99.17%

(xx)    Excess of amounts deposited into the Collection
        Account with respect to the sale by the Trust of
        Serial Loans over the aggregate Purchase amount
        of such loans (such excess to be distributed to
        Student Holdings)                                                  0.00

(xxi)   Amount of Additional Principal Payments, if any, made on
        such Distribution Date                                             0.00



The Money Store, Inc.



By:  /s/ JAMES RANSOM
     ------------------------------
     James Ransom
     Chief Accounting Officer

                         TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                UNION, NJ 07083

                           CLASSNOTES TRUST 1997 - 1

           CLASS A-9 Year End Statement for Series 1998 - 1 12/31/98


(i) Amount of Principal being paid or distributed in respect of the Notes

   CLASS A-9 NOTES                                                    0.00
        Per $50,000 original principal amount of the Notes             0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

        CLASS A-9 NOTES                                            3,487,138.88
        Per $50,000 original principal amount of the Notes         1,743.569440

(iii)   (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

            CLASS A-9 NOTES                                                0.00
            Per $50,000 original principal amount of the Notes         0.000000

        (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

            CLASS A-9 NOTES                                                0.00
            Per $50,000 original principal amount of the Notes         0.000000

(iv)    Pool Balance at end of preceding Collection Period       852,965,980.12

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

        CLASS A-9 NOTES                                          100,000,000.00

(vi)    Applicable Interest Rate:
        (a)   In general:
              1.   Auction Rate for the prior Interest Period:

                   CLASS A-9 NOTES
                   PERIOD 1                                           5.620000%
                   PERIOD 2                                           5.660000%
                   PERIOD 3                                           5.530000%
                   CURRENT RATE (Based on Auction)                    5.400000%

              2.   NET LOAN RATE
                   PERIOD 1                                           6.540400%
                   PERIOD 2                                           6.270000%
                   PERIOD 3                                           6.230000%

(vii)   (a)    Service Fee for related Collection Period             316,857.84

               Per $50,000 original principal amount of the Notes    158.428920

        (b)    Service Fee Carryover for related Collection Period
               1.  Distributed                                             0.00
                   Per $50,000 original principal amount of
                   the Notes                                           0.000000

               2.  Remaining Balance                                       0.00
                   Per $50,000 original principal amount of
                   the Notes                                           0.000000

(viii) Amount of Fees for related Collection Period:

               1.  Administration Fee                                 10,625.00
                   Per $50,000 original principal amount of
                   the Notes                                           5.312500

               2.  Auction Agent Fee                                       0.00
                   Per $50,000 original principal amount of
                   the Notes                                           0.000000

               3.  Indenture Trustee Fee                               5,279.75
                   Per $50,000 original principal amount of
                   the Notes                                           2.639875

               4.  Eligible Lender Trustee Fee                         1,976.62
                   Per $50,000 original principal amount of
                   the Notes                                           0.988310

               5.  Surety Provider Fee                                57,555.57
                   Per $50,000 original principal amount of
                   the Notes                                          28.777785

(ix)    Amount of payments to the Surety Provider in
        reimbursement of prior draws under any Note
        Surety Bond or the Certificate Surety Bond                         0.00

(x)     Aggregate amount of Realized losses for the
        related Collection period                                          0.00

(xi)    Aggregate amount received with respect to Financed
        Student Loans for which Realized Losses were
        allocated previously                                               0.00

(xii)   (a)    Amount of the distribution attributable to amounts
               in the Reserve Account                                      0.00

        (b)    Amount of any other withdrawals from the Reserve
               Account for such Distribution Date                          0.00

        (c)    Amount in the Reserve Account                               0.00

(xiii)  Amount of any draw required to be made under a
        Note Surety bond (together with any other information
        required to make such draw)                                        0.00

(xiv)   (a)    Portion (if any) of the distribution attributable
               to amounts on deposit in the Pre-Funding Account            0.00

        (b)    Amount in the Pre-Funding Account                         244.03

(xv)    Aggregate amount, if any, paid by the Eligible
        Lender Trustee for Additional Financed Student Loans
        during the preceding collection period                             0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

        (a)    CLASS A-1 NOTES                                             0.00
        (b)    CLASS A-1 NOTES (Only if Class____ Notes
               have been paid in full)                                     0.00

(xvii)  Aggregate amount (if any) paid for Financed Student
        Loans during the preceding collection period                       0.00

(xviii) As of the end of the preceding Collection Period:

        (a)   Number of Financed Student Loans that are 30
              to 60 days Delinquent                               16,857,699.97

        (b)   Number of Financed Student Loans that are 61
              to 90 days Delinquent                                5,019,187.65

        (c)   Number of Financed Student Loans that are 91
              to 180 days Delinquent                               7,353,033.85

        (d)   Number of Financed Student Loans that are
              more than 181 days Delinquent                        1,794,024.07

        (e)   Number of Financed Student Loans for which
              claims have been filed with the appropriate
              Guarantor and which are awaiting payment             2,162,309.60

(xix)   Parity Percentage   Numerator       905,094,012.16
        as of 12/31/98      Denominator     912,680,252.29               99.17%

(xx)    Excess of amounts deposited into the Collection
        Account with respect to the sale by the Trust of
        Serial Loans over the aggregate Purchase amount
        of such loans (such excess to be distributed to
        Student Holdings)                                                  0.00

(xxi)   Amount of Additional Principal Payments, if any, made on
        such Distribution Date                                             0.00



The Money Store, Inc.



By:  /s/ JAMES RANSOM
     ------------------------------
     James Ransom
     Chief Accounting Officer

                         TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                UNION, NJ 07083

                           CLASSNOTES TRUST 1997 - 1

            CLASS A-10 Year End Statement for Series 1998-1 12/31/98



(i) Amount of Principal being paid or distributed in respect of the Notes

        CLASS A-10 NOTES                                                   0.00
        Per $50,000 original principal amount of
        the Notes                                                      0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

        CLASS A-10 NOTES                                           4,691,225.00
        Per $50,000 original principal amount of
        the Notes                                                  2,132.375000


(iii)   (A) Amount of Noteholders' Auction Rate Interest
            Carryover being paid or distributed in respect of the Notes

            CLASS A-10 NOTES                                               0.00
            Per $50,000 original principal amount of
            the Notes                                                  0.000000

        (B) Remaining Amount of Noteholders' Auction Rate
            Interest Carryover to be paid or distributed in respect of the Notes

            CLASS A-10 NOTES                                               0.00
            Per $50,000 original principal amount of
            the Notes                                                  0.000000

(iv)    Pool Balance at end of preceding Collection Period       852,965,980.12

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

        CLASS A-10 NOTES                                         110,000,000.00

(vi)    Applicable Interest Rate:
        (a)   In general:
              1.   Auction Rate for the prior Interest Period:

                   CLASS A-10 NOTES
                   PERIOD 1                                           5.640000%
                   PERIOD 2                                           5.630000%
                   PERIOD 3                                           5.450000%
                   CURRENT RATE (Based on Auction)                    5.350000%

              2.   NET LOAN RATE
                   PERIOD 1                                           6.540400%
                   PERIOD 2                                           6.270000%
                   PERIOD 3                                           6.230000%

(vii)   (a)   Service Fee for related Collection Period              348,544.04

              Per $50,000 original principal amount of
              the Notes                                              158.429109

        (b)   Service Fee Carryover for related Collection Period
              1.   Distributed                                             0.00
                   Per $50,000 original principal amount of
                   the Notes                                           0.000000

              2.   Remaining Balance                                       0.00
                   Per $50,000 original principal amount of
                   the Notes                                           0.000000

(viii) Amount of Fees for related Collection Period:

              1.   Administration Fee                                 11,687.50
                   Per $50,000 original principal amount
                   of the Notes                                        5.312500

              2.   Auction Agent Fee                                       0.00
                   Per $50,000 original principal amount
                   of the Notes                                        0.000000

              3.   Indenture Trustee Fee                                   0.00
                   Per $50,000 original principal amount
                   of the Notes                                        0.000000

              4.   Eligible Lender Trustee Fee                         2,174.29
                   Per $50,000 original principal amount
                   of the Notes                                        0.988314

              5.   Surety Provider Fee                                63,311.11
                   Per $50,000 original principal amount
                   of the Notes                                       28.777777

(ix)    Amount of payments to the Surety Provider in
        reimbursement of prior draws under any Note
        Surety Bond or the Certificate Surety Bond                         0.00

(x)     Aggregate amount of Realized losses for the
        related Collection period                                          0.00

(xi)    Aggregate amount received with respect to Financed
        Student Loans for which Realized Losses were
        allocated previously                                               0.00

(xii)   (a)   Amount of the distribution attributable to amounts
              in the Reserve Account                                       0.00

        (b)   Amount of any other withdrawals from the Reserve
              Account for such Distribution Date                           0.00

        (c)   Amount in the Reserve Account                                0.00

(xiii)  Amount of any draw required to be made under a
        Note Surety bond (together with any other information
        required to make such draw)                                        0.00

(xiv)   (a)   Portion (if any) of the distribution attributable
              to amounts on deposit in the Pre-Funding Account             0.00

        (b)   Amount in the Pre-Funding Account                          244.03

(xv)    Aggregate amount, if any, paid by the Eligible Lender
        Trustee for Additional Financed Student Loans during
        the preceding collection period                                    0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

        (a)   CLASS A-1 NOTES                                              0.00
        (b)   CLASS A-1 NOTES (Only if Class____ Notes
              have been paid in full)                                      0.00

(xvii)  Aggregate amount (if any) paid for Financed Student
        Loans during the preceding collection period                       0.00

(xviii) As of the end of the preceding Collection Period:

        (a)   Number of Financed Student Loans that are 30
              to 60 days Delinquent                               16,857,699.97

        (b)   Number of Financed Student Loans that are 61
              to 90 days Delinquent                                5,019,187.65

        (c)   Number of Financed Student Loans that are 91
              to 180 days Delinquent                               7,353,033.85

        (d)   Number of Financed Student Loans that are
              more than 181 days Delinquent                        1,794,024.07

        (e)   Number of Financed Student Loans for which
              claims have been filed with the appropriate
              Guarantor and which are awaiting payment             2,162,309.60

(xix)   Parity Percentage    Numerator       905,094,012.16
        as of 12/31/98       Denominator     912,680,252.29              99.17%

(xx)    Excess of amounts deposited into the Collection
        Account with respect to the sale by the Trust of
        Serial Loans over the aggregate Purchase amount
        of such loans (such excess to be distributed to
        Student Holdings)                                                  0.00

(xxi)   Amount of Additional Principal Payments, if any, made on
        such Distribution Date                                             0.00



The Money Store, Inc.



By:  /s/ JAMES RANSOM
     ------------------------------
     James Ransom
     Chief Accounting Officer

OUTSTANDING SHARES:

        Note Title              # Shares
        ----------------------------------
        Class A-7               2000
        Class A-8               2000
        Class A-9               2000
        Class A-10              2200

NET LOAN RATES:

        Period          Rate:
        -------------------------
        1               6.5404%
        2               6.2700%
        3               6.2300%

OTHER COMMON DATA:
        Pool Balance at end of preceding Period                  852,965,980.12
        Reserve Account Balance (xii)(c)                                   0.00
        Amount in the Pre-Funding Acct (xiv)(b)                          244.03
        Excess of Amounts.... (xx)                                         0.00
        Parity Percentage Date:                                        12/31/98
                Numerator                                        905,094,012.16
                Denominator                                      912,680,252.29
        Delinquent Financed Student Loans (xviii)
                30-60 Days                                        16,857,699.97
                61-90 Days                                         5,019,187.65
                91-180 Days                                        7,353,033.85
                >180 Days                                          1,794,024.07
                Claims have been filed                             2,162,309.60